SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                               PERCON INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)  Title of each class of securities to which transaction applies:

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       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

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       4)  Proposed maximum aggregate value of transaction:

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       5)  Total fee paid:

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[   ]  Fee paid previously with preliminary materials

[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

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       2)  Form, Schedule or Registration Statement No.:

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       3)  Filing Party:

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       4)  Date Filed:

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
                               PERCON INCORPORATED

                    Notice of Annual Meeting of Shareholders
                                  May 27, 1999

To the Shareholders of Percon Incorporated:

     The annual meeting of the shareholders of Percon Incorporated, a Washington corporation, will be held at 9:00 a.m., Pacific Time, on Thursday, May 27, 1999, at the Company's Corporate Headquarters, 1800 Millrace Drive, Eugene, Oregon, for the following purposes:

     1. Electing directors to serve for the following year and until their successors are elected; and

     2.   Transacting any other business that properly comes before the meeting.

     Only shareholders of record at the close of business on April 15, 1999 will be entitled to vote at the annual meeting.

     You are respectfully requested to date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose. You may attend the meeting in person even though you have sent in your proxy, since retention of the proxy is not necessary for admission to or identification at the meeting.


                                       By Order of the Board of Directors




                                       Andy J. Storment
                                       Secretary

Eugene, Oregon
April 22, 1999

                               PERCON INCORPORATED

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                                     -----

     The mailing address of the principal executive offices of the Company is 1800 Millrace Drive Eugene, Oregon, 97403. The approximate date this proxy statement and the accompanying proxy form are first being sent to shareholders is April 22, 1999.

     Upon written request to Andy J. Storment, Secretary, any person whose proxy is solicited by this proxy statement will be provided, without charge, a copy of the Company's Annual Report on Form 10-KSB.


                     SOLICITATION AND REVOCABILITY OF PROXY

     The enclosed proxy is solicited on behalf of the Board of Directors of Percon Incorporated, a Washington corporation, for use at the Annual Meeting of Shareholders to be held on May 27, 1999 and at any adjournment thereof. The Company will bear the cost of preparing and mailing the proxy, proxy statement, and any other material furnished to shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Company, attention Andy J. Storment, Secretary, an instrument of revocation, or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke the proxy and vote in person unless he or she wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting in accordance with the instructions given.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     The Common Stock is the only outstanding authorized voting security of the Company. The record date for determining holders of Common Stock entitled to vote at the annual meeting is April 15, 1999. On that date there were 3,871,381 shares of Common Stock outstanding, entitled to one vote per share. The Common Stock does not have cumulative voting rights.

     The following table sets forth certain information regarding the beneficial ownership as of February 28, 1999 of the Common Stock by (i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all executive officers and directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                          Number of Shares         Percentage
Beneficial Owner                                        Beneficially Owned (1)      of Shares
----------------                                        ----------------------     ----------
Michael P. Coughlin (2)...............................        650,366                 16.6%
1800 Millrace Drive
Eugene, OR  97403

Andy J. Storment (3)..................................        650,691                 16.6%
1800 Millrace Drive
Eugene, OR  97403

Arlen I. Prentice (4).................................        400,000                 10.2%
6177 162nd Place SW
Bellevue, WA  98006

Donald K. Skinner (5).................................         30,000                    *
2130 Kingsbridge Way
Oxnard, CA  93035

Dana E. Siebert (6)...................................         20,000                    *
4383 North Shasta Loop
Eugene, OR  97405

J. Brad West (7)......................................         10,200                    *
2983 Sarah Lane
Eugene, OR  97408

All directors and executive officers..................      1,769,257                 45.1%
as a group (9 persons) (8)

--------------

*    Less than 1%

(1) Shares which the person or group has the right to acquire within 60 days after February 28, 1998 are deemed to be outstanding in calculating the percentage ownership of the person or group but are not deemed to be outstanding as to any other person or group.

                                       2

(2) Includes 629,075 shares held by the Coughlin Family Limited Partnership of which Mr. Coughlin and his spouse are the general partners and also includes 16,400 shares subject to options exercisable within 60 days after February 28, 1999.

(3) Includes 16,400 shares subject to options exercisable within 60 days after February 28, 1999.

(4) Includes 30,000 shares subject to options exercisable within 60 days after February 28, 1999.

(5) Consists of 30,000 shares subject to options exercisable within 60 days after February 28, 1999.

(6) Consists of 20,000 shares subject to options exercisable within 60 days after February 28, 1999.

(7) Includes 10,000 shares subject to options exercisable within 60 days after February 28, 1999.

(8) Includes 130,800 shares subject to options exercisable within 60 days after February 28, 1999. Excludes shares subject to options within 60 days after that date.


                        PROPOSAL 1: ELECTION OF DIRECTORS

     The directors of the Company are elected at the Annual Meeting to serve until their successors are elected and qualified. All current directors are nominees for re-election. If a quorum of shareholders is present at the annual meeting, the nominees for election as directors who receive the greatest number of votes cast at the meeting shall be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote. Unless otherwise instructed, proxy holders will vote the proxies they receive for the nominees named below. If any of the nominees for director at the annual meeting becomes unavailable for election for any reason (none being known), the proxy holders will have discretionary authority to vote pursuant to the proxy for a suitable substitute or substitutes. The following table briefly describes the Company's nominees for directors.

                                                                            Director
Name, Principal Occupation and Other Directorships               Age          Since
--------------------------------------------------               ---        --------
Michael P. Coughlin was a member of a private investor           44            1990
group that acquired the Company in July 1990 and has
served as its President, Chief Executive Officer, and a
Director since the acquisition.

Andy J. Storment was a member of a private investor              36            1990
group that acquired the Company in July 1990 and has
served as its Vice President, Secretary, Treasurer, and
a Director since the acquisition and as the Company's
Chief Operating Officer from July 1990 to January 1997.
In June 1995 Mr. Storment was promoted to Executive
Vice President, and currently serves as Executive Vice
President of Business Development.

Arlen I. Prentice was a member of a private investor             61            1990
group that acquired the Company in July 1990 and has
served as a Director since the acquisition. In October
1993 he became Chairman of the Board. Mr. Prentice is a
founder of Kibble & Prentice, Inc., a financial
services firm. Mr. Prentice has served as Co-Chairman
and Chief Executive Officer of Kibble & Prentice, Inc.
since June 1972. Mr. Prentice also is a general partner
of Chartwell Capital. Mr. Prentice also serves as a
director of Starbucks Coffee Corporation, Northland
Telecommunications Corporation, and Flow International,
Inc.

                                       3

                                                                            Director
Name, Principal Occupation and Other Directorships               Age          Since
--------------------------------------------------               ---        --------
Donald K. Skinner joined the Company's Board of                  58            1995
Directors in March 1995. Mr. Skinner is Vice Chairman
of Zebra Technologies and President of Zebra
Technologies' Card Printer Business Unit. Zebra
Technologies designs, manufactures and markets bar code
label printers, plastic card printers, software and
related products. Mr. Skinner founded Eltron
International, Inc. in January 1991, and served as
Chief Executive Officer and Chairman of the Board
before it was acquired by Zebra Technologies in 1998.

Dana E. Siebert joined the Company's Board of Directors           39            1997
in December 1997. Mr. Siebert is Executive Vice
President Americas for Symantec Corporation, a company
that designs and markets application and system
software for remote productivity solutions, and
security and assistance applications. Symantec has
employed Mr. Siebert since 1985. He previously served
as its Vice President Sales, and Vice President
Worldwide Services. Mr. Siebert also serves as a
director for TimeLine Solutions Corporation and the
Software Publishers Association.


Board Meetings and Committees

     The Board of Directors met five times during 1998. All directors attended all meetings of the Board of Directors and the committees of which the director was a member during 1998 with the exception of one member missing one general meeting of the Board. The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, and the Nominating Committee. The Audit Committee met once during 1998.

     The Audit Committee makes recommendations concerning the engagement of the independent public accountants and reviews with the independent public accountants the plans and results of the audit engagement. The Committee also approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company's internal accounting controls. The Audit Committee consists of Messrs. Prentice, Skinner, and Siebert. The Compensation Committee determines compensation for the Company's executive officers and administers the Company's 1995 Stock Incentive Plan. The Compensation Committee consists of Messrs. Prentice, Skinner, and Siebert. The Nominating Committee recommends the slate of Board members and consists of Mr. Prentice and Mr. Skinner.

Compensation of Directors

     Non-employee directors are paid $1,000 per quarter, $1,000 per board meeting attended, and $500 for each telephonic board or committee meeting. Each non-employee director is automatically granted an option to purchase 15,000 shares of the Company's Common Stock when initially elected as a director. Additionally, each non-employee Board member is granted options to purchase 5,000 additional shares of the Company's Common Stock for each subsequent calendar year of service.

Recommendation by the Board of Directors

     The Board of Directors recommends that shareholders vote for the election of the nominees named in this Proxy Statement.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth all compensation paid by the Company with respect to the last three years to the Chief Executive Officer and the two other most highly compensated executive officers whose total annual compensation exceeded $100,000 in 1998.

                                                                                      Long Term
                                                                                    Compensation
                                                      Annual Compensation     -------------------------
                                                     ---------------------    Underlying          Other
     Name and Principal Position         Year           Salary       Bonus       Options   Compensation
     ---------------------------         ----        ---------    --------    ----------   ------------
Michael P. Coughlin                      1998        $ 144,634    $  6,250             0    $ 7,544 (1)
President and Chief Executive Officer    1997        $ 121,635    $ 25,297        11,000    $ 7,347 (1)
                                         1996        $ 112,981    $ 14,875             0    $ 6,393 (1)

Andy J. Storment                         1998        $ 119,173    $  4,675             0    $ 6,192 (1)
Executive Vice President of              1997        $ 106,654    $ 15,775        11,000    $ 6,121 (1)
Business Development                     1996        $ 100,000    $  8,356             0    $ 5,418 (1)

J. Brad West                             1998        $ 112,004    $  4,594             0    $ 5,224 (1)
Vice President Manufacturing             1997        $ 101,597    $ 12,197        20,000    $ 5,431 (1)
                                         1996 (2)    $  62,308    $  7,391        10,000    $ 1,408 (1)

--------------

(1) Represents the Company's matching contribution under the Company's 401(k) savings plan.

(2)  Mr. West commenced employment with the Company on April 8, 1996.

Stock Option Grants in Last Fiscal Year

     The Company granted no stock options in 1998 to the executive officers named in the Summary Compensation Table.


Option Exercises and Year-End Option Values

     The following table indicates for all executive officers named in the Summary Compensation Table, (i) stock options exercised during 1998, including the value realized on the date of exercise, (ii) the number of shares subject to exercisable and unexercisable stock options as of December 31, 1998, and (iii) the value of "in-the-money" options, which represents the positive spread between the exercise price of existing stock options and the year-end price of the Common Stock.

                       Number of                Number of Shares Subject to
                          Shares                    Unexercised Options
                        Acquired                       In-the-Money               Value of Unexercised
                              on       Value      at Fiscal Year End 1998        at Fiscal Year End (1)
        Name            Exercise    Realized    Exercisable   Unexercisable    Exercisable   Unexercisable
-------------------    ---------    --------    -----------   -------------    -----------   -------------
Michael P. Coughlin        0           $ 0         14,200         11,800           $ 0            $ 0
Andy J. Storment           0           $ 0         14,200         11,800           $ 0            $ 0
J. Brad West               0           $ 0          8,000         22,000           $ 0            $ 0

--------------

(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise price of the option. The amounts set forth represent the difference between the fair market value of the securities underlying the options on December 31, 1998, based on the last sale price of $6.1875 per share of Common Stock on that date (as reported on the Nasdaq National Market System) and the exercise price of the options, multiplied by the applicable number of options.


Employment Arrangements

     Each of the Company's executive officers other than Michael P. Coughlin and Andy J. Storment has executed an employment agreement with the Company prohibiting the officer from competing with the Company during the term of employment and for two years following termination, affirming the Company's ownership of inventions or other works created by the officer within the scope of his employment, and limiting disclosure and use of the Company's confidential information. The agreements permit either the Company or the officer to terminate employment upon notice, with the notice period ranging from 15 to 30 days. Each of the agreements provides remedies to the Company in the event the officer breaches his or her obligations. Each officer is eligible to participate in the Company's standard benefit programs.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company transacts certain business with Kibble & Prentice, Inc, of which Mr. Arlen Prentice is Co-Chairman and Chief Executive Officer. These transactions are primarily related to property and casualty insurance, Directors' and Officers' Insurance, and 401(k) administration. Total management fees paid to Kibble & Prentice, Inc. in 1998 for 401(k) administration were approximately $15,000. Total premiums paid for insurance policies handled by Kibble & Prentice, Inc. were approximately $83,000.


           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION<F1>

     The Compensation Committee of Percon Incorporated's Board of Directors sets executive compensation. Compensation Committee members are Arlen Prentice, Donald Skinner and Dana Siebert.

     The Compensation Committee has adopted the following philosophy statement with regard to executive compensation:

     Percon believes that the purpose of compensation is to attract, motivate, and retain employees that demonstrate superior performance for the Company. Furthermore, Percon also believes that pay programs, especially those for top executives, should be designed in a manner that aligns executive interests with those of the stockholders. In view of these two beliefs, executive compensation programs at Percon will be designed to meet the following objectives:

   o Base salaries will be targeted at the 50th percentile of comparable companies in a similar industry.
   o Bonus or incentive compensation will be based on division, subsidiary or total Company performance.
   o Stock options will be granted, as appropriate, by the Board in accordance with the current stock compensation plan.
   o Total compensation, including incentive bonuses and stock options, will target the 50th percentile of comparable companies in a similar industry.

     The administration of the compensation programs is directed toward ensuring that the executives are paid fairly and competitively while maintaining a strong relationship between the overall performance of Percon and the level of compensation.

     In order to implement this philosophy, the Committee has implemented an executive compensation program with the following elements:

Base Salary
-----------

     Consistent with the Committee's philosophy, base salaries for 1999 have been set based on comparison to salary levels at comparable companies with the goal of setting levels at the 50th percentile. In its review, the Committee relied on data from comparable companies in the high technology industry.

--------------

<F1>This Section is not "soliciting material," is not deemed "filed" with the
Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, regardless of date or any general incorporation language in such filing.

Bonus Program
-------------

     The Committee believes that shareholder return in the short term is maximized by ensuring that the Company achieves good operating results. The Committee has structured the Company's executive bonus program so that annual bonuses are payable based on achievement of target levels for operating income and return on managed assets (or cash, inventories and accounts receivable), which the Committee believes are the best measures of the Company's financial performance. Bonuses are also payable based on achievement of individual goals, set by an executive's supervisor or, in the case of the president, the Committee.

Stock Options
-------------

     In order to provide management with incentives to maximize long-term shareholder returns, the Committee, as administrator of the Company's stock option plan, grants stock options to management. The Committee believes that such grants will encourage management to pursue long-term strategies that will increase the price of the Company's shares. The grants are made at prevailing market prices at the time of grant and are generally subject to a five-year annual vesting schedule. The options will only have value if the value of the Company's stock increases, and an executive will only be able to benefit from the options if he or she remains with the Company. The grants are generally made annually at the time of the Committee's annual review of executive compensation. For 1999, the Committee evaluated each executive's holdings of options to ensure that the levels were consistent with the overall compensation package and with such executive's performance and stock ownership goals before making annual grants.


COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee and the Board of Directors set Mr. Coughlin's compensation for fiscal 1999. They employed the same criteria that the Compensation Committee used to set compensation for the other executive officers. The Compensation Committee and the Board of Directors reviewed the performance and compensation data of companies of similar industry and size. Mr. Coughlin's position as a substantial shareholder in the Company provides an effective long-term performance incentive tied directly to shareholder return. Accordingly, stock options have not been a significant portion of his compensation.


                                       COMPENSATION COMMITTEE MEMBERS

                                       Arlen I. Prentice
                                       Donald K. Skinner
                                       Dana E. Siebert

                              PERFORMANCE GRAPH<F1>

     Set forth below is a graph that compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Russell 2000 Index and a peer group of companies of comparable size within the ADC industry over the period indicated (assuming the investment of $100 in the Company's Common Stock on July 28, 1995, the date of the Company's initial public offering, and reinvestment of any dividends). In accordance with guidelines of the SEC, the stockholder return for each entity in the peer group index has been weighted on the basis of market capitalization as of each monthly measurement date set forth on the graph.

                    Comparison of 41 Month Cumulative Total
                       Return Among Percon Incorporated,
                      The Russell 200, and ADC Peer Group*

[Graphic line chart omitted.]

                      7/28/95  12/31/95  12/31/96  12/31/97  12/31/98
                      -------  --------  --------  --------  --------
        Percon          $ 100     $ 193     $ 156     $ 207     $  92
        Peer Group      $ 100     $  89     $ 110     $ 117     $  80
        Russell 2000    $ 100     $ 106     $ 121     $ 146     $ 141

* Peer Group consists of PSC Inc., Telxon Corporation , Metrologic Instruments, Inc., WPI Group, Inc, and EMS Technologies, Inc.


--------------

<F1>This Section is not "soliciting material," is not deemed "filed" with the
Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, regardless of date or any general incorporation language in such filing.

                             INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick L.L.P. audited the Company's consolidated financial statements for the year ended December 31, 1998, and has been selected to audit the Company's consolidated financial statements for 1999. Representatives of KPMG Peat Marwick L.L.P. will be present at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with.


                             DISCRETIONARY AUTHORITY

     Although the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. However, the enclosed proxy gives discretionary authority to the proxy holders to vote in accordance with the recommendation of management if any other matters are presented.


                              SHAREHOLDER PROPOSALS

     If notice of a shareholder proposal to be raised at the annual meeting of shareholders is received at the principal executive offices of the Company after March 5, 1999, proxy voting on that proposal when and if raised at the 1999 annual meeting will be subject to the discretionary voting of the designated proxy holders. Any shareholder proposals to be considered for inclusion in proxy material for the Company's next annual meeting in May 2000 must be received at the principal executive office of the Company no later than December 18, 1999.

                                       By Order of the Board of Directors


                                       Andy J. Storment
                                       Secretary

Eugene, Oregon
April 22, 1999

                                      PROXY

                               PERCON INCORPORATED

                          Annual Meeting, May 27, 1999

                      PROXY SOLICITED BY BOARD OF DIRECTORS

The shares represented by this proxy will be voted as specified on the reverse hereof, but if no specification is made, this proxy will be voted for the election of directors. The proxies may vote in their discretion as to other matters that may come before this meeting.

PROXY Shares: _____________________     Dated ____________________________, 1999

___________________________________  ___________________________________________
                                              Signature of Signatures

Please date and sign as name is imprinted hereon, including designation of executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

The Annual Meeting of Shareholders of Percon Incorporated will be held on May 27, 1999 at 9:00 a.m. Pacific Time, at the Company's corporate headquarters offices, 1800 Millrace Drive, Eugene, Oregon.

Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself--the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the company are held in "street names" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.

                               PERCON INCORPORATED
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. O

[                                                                              ]


PLEASE SIGN AND RETURN THIS PROXY.
The undersigned hereby appoints Michael P. Coughlin and Andy J. Storment, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Percon Incorporated (the "Company") on May 27, 1999 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

                                             For    Withheld    For All
1.  Election of Directors:                   All      All       Except

    (Instructions: To withhold authority      O        O           O
    to vote for any individual, strike
    a line through the nominee's name
    below.)  Michael P. Couglin, Andy J.
    Storment, Arlen I. Prentice,
    Donald K. Skinner, Dana E. Siebert

2.  Transaction of any business that
    properly comes before the meeting or
    any adjournments thereof.  A majority
    of the proxies or substitutes at the
    meeting may exercise all the powers
    granted hereby.


            (Continued and to be dated and signed on the other side.)